                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of American Eagle Outfitters, Inc. , a Delaware corporation, (the "Corporation") hereby appoints Laura Weil, William P. Tait, Dale E. Clifton, and Neil Bulman, Jr. as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Post-Effective Amendments to the Registration Statements on Form S-8 (the "Registration Statements"), pursuant to Rule 414 of the Securities Act of 1933, as amended (the "Securities Act"), for the purpose of adopting the predecessor corporation's registration statements on Form S-8 filed with the Securities and Exchange Commission on:

         (1) January 22, 1998 (Registration No. 333-44759), registering under the Securities Act 675,000 shares (as adjusted for stock splits) of the Common Stock, without par value, of the Corporation to be sold and distributed by the Corporation pursuant to its 1994 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan;

         (2) September 25, 1996 (Registration No. 333-12661), registering under the Securities Act 675,000 shares (as adjusted for stock splits) of the Common Stock, without par value, of the Corporation to be sold and distributed by the Corporation pursuant to the Plan and such other number of shares as may be issued under the anti-dilution provisions of the Plan;

         (3) May 25, 1994 (Registration No. 33-79358), registering under the Securities Act 1,350,000 shares (as adjusted for stock splits) of the Common Stock, without par value, of the Corporation to be sold and distributed by the Corporation pursuant to the Plan and such other number of shares as may be issued under the anti-dilution provisions of the Plan;

         (4) April 5, 1996 (Registration No. 333-3278), registering under the Securities Act 675,000 shares (as adjusted for stock splits) of the Common Stock, without par value, of the Corporation to be sold and distributed by the Corporation pursuant to its Employee Stock Purchase Plan (the "Employee Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Employee Plan; and

         (5) October 5, 1994 (Registration No. 33-84796), registering under the Securities Act 225,000 shares (as adjusted for stock splits) of the Common Stock, without par value, of the Corporation to be sold and distributed by the Corporation pursuant the Corporation's Profit Sharing and 401(k) Plan (the " 401k Plan") and such other number of shares as may be issued under the anti-dilution provisions of the 401k Plan; and

any and all amendments, including post-effective amendments, to the Registration Statements, hereby granting to such attorneys in fact, and to each of them, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 3rd day of November, 1998.


       SIGNATURE                         TITLE                                   DATE

  /s/ Jay L. Schottenstein   Chairman of the Board of Directors and   )     November 3, 1998
---------------------------  Chief Executive Officer                  )
  Jay L. Schottenstein       (Principal Executive Officer)            )
                                                                      )


   /s/ Saul Schottenstein     Vice Chairman of the Board of Directors  )    November 3, 1998
---------------------------   and Director                             )
   Saul Schottenstein                                                  )
                                                                       )
                                                                       )
   /s/ George Kolber          Vice Chairman of the Board of Directors, )    November 3, 1998
---------------------------   Chief Operating Officer and Director     )
   George Kolber                                                       )
                                                                       )
   /s/ Dale E. Clifton                                                 )
---------------------------   Vice President, Controller, and          )    November 3, 1998
   Dale E. Clifton            Chief Accounting Officer                 )
                              (Principal Accounting Officer)           )
                                                                       )
                                                                       )
   /s/ Laura A. Weil          Executive Vice President and Chief       )    November 3, 1998
---------------------------   Financial Officer (Principal Financial   )
   Laura A. Weil              Officer)                                 )
                                                                       )
                                                                       )
                                                                       )
   /s/ Martin P. Doolan       Director                                 )    November 3, 1998
---------------------------                                            )
   Martin P. Doolan                                                    )
                                                                       )
                                                                       )
   /s/ Thomas R. Ketteler     Director                                 )    November 3, 1998
---------------------------                                            )
   Thomas R. Ketteler                                                  )
                                                                       )
                                                                       )
   /s/ John L. Marakas        Director                                 )    November 3, 1998
---------------------------                                            )
   John L. Marakas                                                     )
                                                                       )
                                                                       )
   /s/ David W. Thompson      Director                                 )    November 3, 1998
---------------------------                                            )
   David W. Thompson                                                   )
                                                                       )
                                                                       )
   /s/ Gilbert W. Harrison    Director                                 )    November 3, 1998
---------------------------                                            )
   Gilbert W. Harrison                                                 )
                                                                       )
                                                                       )
   /s/ Ari Deshe              Director                                 )    November 3, 1998
---------------------------                                            )
   Ari Deshe                                                           )
                                                                       )
                                                                       )
   /s/ Jon P. Diamond         Director                                 )    November 3, 1998
---------------------------                                            )
   Jon P. Diamond                                                      )
                                                                       )
                                                                       )
   /s/ Michael G. Jesselson   Director                                 )    November 3, 1998
---------------------------                                            )
   Michael G. Jesselson                                                )
                                                                       )
                                                                       )
   /s/ Gerald E. Wedren       Director                                 )    November 3, 1998
---------------------------                                            )
   Gerald E. Wedren